                                 EXHIBIT 10.10

                            DIAMETRICS MEDICAL, INC.
                             1990 STOCK OPTION PLAN
                           (AS REVISED AND RESTATED)



1. Purpose of Plan
   ---------------

          This plan shall be known as the "DIAMETRICS MEDICAL, INC. 1990 STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Diametrics Medical, Inc., a Minnesota corporation ( the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the internal Revenue Code of 1986 (the "Code"), or options which do not qualify as incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

2. Stock Subject to Plan
   ---------------------

          Subject to the provisions of Section 15 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized but unissued shares of Common Stock, par value $.01 per share. Such shares may be either authorized but unissued shares, or issued share which have been reacquired by the Company. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 3,000,000 shares. If an option or award under the Plan expires, or for any reason is terminated unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3. Administration of Plan
   ----------------------

          (a) the Plan shall be administered by a committee (the "Committee") of two or more members of the Board of Directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule16b-3 under the Securities Exchange Act of 1934, as amended ( the "Exchange Act"), or any successor rule or regulation thereto. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors.

          (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Stock of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 16 herein to amend or terminate the Plan.

          (c) The Committee shall select one of its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, provided that if the Committee is comprised of no more than two members, all of its members must be present to constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members, provided that if the Committee is comprised of no more than two members, such determinations may not be made by less than all of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option award shall be effective only if written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

4. Eligibility
   -----------

          Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and director who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, consultants or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which of not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options granted after December 31, 1986, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000 such options shall be treated as options which of not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

5. Price
   -----

          The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of shares of Common Stock shall be (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which the fair market value is being determined. If on the date of grant of any option or award hereunder the Common Stock is not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6. Term
   ----

          Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive stock option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of grating of such option.

7. Exercise of Option or Award
   ---------------------------

          (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

          (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Only to the extent required in order to comply with Rule 16b-3 under the Exchange Act, in the case of an option or other award granted to a person considered by the Company as one of its officers or directors for purposes of Section 16 of the Exchange Act, the terms of the option to other award will require that such share are not disposed of by such officer or director for a period of at least six months from the date of grant.

          (c) An optionee or grantee elected to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Stock already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274, or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the option's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise he or she possess no rights as a shareholder with respect to such shares.

8. Stock Appreciation Rights
   -------------------------

          (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

          (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Stock of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purpose hereof, the fair market value of the Company's shares of Common Stock shall be determined as provided in Section 5 herein.

9. Restricted Stock Awards
   -----------------------

          Awards of Common Stock subject to forfeiture and transfer may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

          (a) Grant of Restricted stock Awards. Each restricted stock award made under the Plan shall be for such number of shares of Common Stock as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee set forth performance or other conditions that will subject the Common Stock to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

          (b) Delivery of Common Stock and Restrictions At the time of a restricted stock award, a certificate representing the number of shares of Common Stock awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company fro the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common stock; (ii) none of the shares of Common Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such shares of Common Stock were grated and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to Common Stock subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

          (c) Termination of restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

10. Performance Awards
    ------------------

          The Committee is further authorized to grant performance awards ("Performance Awards"). Subject to the terms of this Plan and any applicable award agreement, Performance Awards granted under the Plan (i) may be denominated or payable in cash, Common Stock (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals, to be achieved during any performance period, the length of nay performance period, the amount of any Performance Awards granted, and the amount of any payment or transfer to be made by the grantee and by the Company under Performance Awards shall be determined by the Committee.

11. Income Tax Withholding and Tax Bonuses
    --------------------------------------

          (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Stock other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with section 5, equal to such taxes.

          (b) The Committee shall have the authority, at the time of grant of an option under the Plan oar at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

12. Additional Restrictions
    -----------------------

          The Committee shall have full and complete authority to determine whether all or any part of the Common Stock of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

13. Ten Percent Shareholder Rule
    ----------------------------

          Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

14. Non-Transferability
    -------------------

          No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

15. Dilution or Other Adjustments
    -----------------------------

          If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in; the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

16. Amendment or Discontinuance of Plan
    -----------------------------------

          The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 15 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or
(iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award therefore granted under the Plan without the consent of the holder of the option.

17. Time of Granting
    ----------------

          Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholder of the Company, and no action taken by the Committee or the Board of Director (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

18. Effective Date and Termination of Plan
    --------------------------------------

          (a) The Plan was approved by the Board of Directors on June 29, 1990, and shall be approved by the shareholders of the Company within twelve (12) months thereof.

          (b) Unless the Plan shall have been discontinued as provided in
Section 16 hereof, the Plan shall terminate June 29, 2000. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

                            DIAMETRICS MEDICAL, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                             1990 STOCK OPTION PLAN


THIS AGREEMENT, made this ________ day of ____________________, 19 ____, by and between Diametrics Medical, Inc., a Minnesota corporation (the "Company"), and ___________________________ ("Employee").

WITNESSETH, THAT;

WHEREAS, the Company pursuant to its Diametrics Medical, Inc. 1990 Incentive and Stock Option Plan (the "Plan") wishes to grant this stock option to Employee;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Grant of Option
    ---------------

The Company hereby grants to Employee the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of __________ shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the price of $__________ per share on the terms and conditions set forth herein. This option is intended to be entitled to treatment as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Duration and Exercisability
    ---------------------------

(a) This option must be exercised before ______________, 2006. This option may be exercised by Employee in cumulative installments as follows:

          Date                      Number of shares exercisable
          ----                      ----------------------------







(b) Notwithstanding the provisions contained in Section 2(a) above, but subject to other terms and conditions set forth herein, the option may be exercised in full on or after the eleventh business day following the date of a "Change in Control" (as hereinafter defined). For purposes of this Agreement, the following terms shall have the definitions set forth below:

(i) "Change in Control" shall mean:

(A) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

(B) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

(C) the Continuing Directors cease to constitute a majority of the Company's Board of Directors;

(D) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;
(y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (z) any plan of liquidation or dissolution of the Company; or

(E) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

(ii) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of this Agreement as first written above or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) This option shall not be assignable or transferable except by will or the laws of descent and distribution, and this option may be exercised, during the lifetime of Employee, only by Employee.

(d) Employee understands that to the extent that the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which all options are exercisable for the first time by Employee during any calendar year exceeds $100,000, in accordance with Section 422A(b)(7) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

3.  Effect of Termination of Employment
    -----------------------------------

(a) In the event that Employee ceases employment with the company or any of its subsidiaries for any reason other than death, Employee shall have the right to exercise the option at any time within ninety days after such termination of employment to the extent of the full number of shares he was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

(b) Notwithstanding the provisions contained in Section 3(a) above, but subject to the other terms and conditions set forth herein, in the event that, within two years following a Change in Control, the Company or any of it subsidiaries terminates Employee's employment without "Cause" (as hereinafter defined) or Employee voluntarily terminates his employment for "Good Reason" (as hereinafter defined), Employee shall have the right to exercise the option in full at any time within three years after the later of the date of such termination of employment or the eleventh business day following the date of the Change in Control, subject to the condition that no option shall be exercisable after the expiration of the term of the option; provided, however, that such exercise period shall not be extended pursuant to this paragraph (b) if, within ten business days following the date of the Change in Control, a majority of the Continuing Directors, if any, who are members of the Stock Option Committee of the Company's Board of Directors determines that this paragraph (b) shall not apply with respect to such Change in Control and that the option shall remain subject to the provisions contained in Section 3(a) above. Employee understands that if the option or any portion of the option is exercised later than three months from the date of termination, the option or such portion of the option may not qualify for treatment as an incentive stock option within the meaning of
Section 422A of the Code. For purposes of this paragraph (b), the following terms shall have the definitions set forth below:

(i) "Cause" shall mean willful and continued failure by Employee to perform his duties or gross and willful misconduct including, but not limited to, wrongful appropriation of funds or the commission of a gross misdemeanor or felony.

(ii) "Good Reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of Employee's employment by the Company or any of its subsidiaries for Cause or by reason of disability (as defined in Section 22(e)(3) of the Code) or death:

(A) the assignment to Employee of employment responsibilities which are not of comparable responsibility and status as the employment responsibilities held by Employee immediately prior to a Change in Control;

(B) a reduction in Employee's base salary as in effect immediately prior to a Change in Control;

(C) an amendment or modification of the Company's incentive compensation program (except as may be required by applicable law) which affects the terms or administration of the program in a manner adverse to the interest of Employee as compared to the terms and administration of such program immediately prior to a Change in Control;

(D) the requirement by the Company or any of its subsidiaries that Employee be based anywhere other than within 50 miles of Employee's office location immediately prior to a Change in Control, except for requirements of temporary travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to a Change in Control; or

(E) except to the extent otherwise required by applicable law, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Employee is participating immediately prior to a Change in Control (or plans providing Employee with substantially similar benefits), the taking of any action by the Company which would adversely affect Employee's participation in, or materially reduce Employee's benefits under, any of such plans or deprive Employee of any material fringe benefit enjoyed by Employee immediately prior to a Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which Employee is entitled immediately prior to a Change in Control in accordance with the Company's vacation policy as then in effect.

(c) If Employee shall die while in the employ of the Company or any of its subsidiaries or within one month after termination of employment, this option may be exercised at any time within twelve months after his death by the executors or administrators of Employee, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the number of shares he was entitled to purchase under the option on the date of death, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

4. Manner of Exercise
   ------------------

(a) The option can be exercised only by Employee or other proper party within the option period by delivering written notice (marked to the attention of the Treasurer) to the Company at its principal office which is now located at 2658 Patton Road, Roseville, Minnesota 55113. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

(b) Employee may, at Employer's election, pay the option price by check (bank check, certified check or personal check) or by any of the means set forth in
Section 7 (c) of the Plan.

5. Adjustments
   -----------

If Employee exercises all or any portion of the option subsequent to any change in the number or character of the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend or otherwise), Employee shall then receive for the aggregate price paid by him on such exercise of the option, the number and type of securities or other consideration which he would have received if such option had been exercised prior to the event changing the number or character of outstanding shares.

6.  Miscellaneous
    -------------

(a) This option is issued pursuant to the Plan and is subject to its terms. Employee hereby acknowledges receipt of a copy of the Plan. The Plan is also available for inspection during business hours at the principal office of the Company.

(b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to him upon exercise of this option.

(c) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

(d) If Employee shall dispose of any of the shares of Common Stock acquired by him pursuant to the exercise of the option within two years from the date of this option was granted or within one year after the transfer of any such shares to him upon exercise of this option, then in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares.




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

DIAMETRICS MEDICAL, INC.


By ________________________________

     Its ______________________________



EMPLOYEE



___________________________________

                            DIAMETRICS MEDICAL, INC.
                      NON-INCENTIVE STOCK OPTION AGREEMENT
                             1990 STOCK OPTION PLAN



THIS AGREEMENT, made this ________ day of ______________________, 19____, by and between Diametrics Medical, Inc., a Minnesota corporation (the "Company"), and ___________________________ ("Employee").

WITNESSETH, THAT:

WHEREAS, the Company pursuant to its Diametrics Medical, Inc. 1990 Incentive and Stock Option Plan (the "Plan") wishes to grant this stock option to Employee;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Grant of Option
    ---------------

The Company hereby grants to Employee the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of __________ shares of common stock, par value $.01 per share, of the Company (the "Common Stock") at the price of $ __________ per share on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.  Duration and Exercisability
    ---------------------------

(a) This option must be exercised before ____________, 2006. This option may be exercised by Employee in cumulative installments as follows:

          Date                      Number of shares exercisable
          ----                      ----------------------------





(b) Notwithstanding the provisions contained in Section 2(a) above, but subject to the other terms and conditions set forth herein, the option may be exercised in full on or after the eleventh business day following the date of a "Change in Control" (as hereinafter defined). For purposes of this Agreement, the following terms shall have the definitions set forth below:

(i) "Change in Control" shall mean:

(A) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

(B) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange

Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

(C) the Continuing Directors cease to constitute a majority of the Company's Board of Directors;

(D) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;
(y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (z) any plan of liquidation or dissolution of the Company; or

(E) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

(ii) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of this Agreement as first written above or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) This option shall not be assignable or transferable except by will or the laws of descent and distribution, and this option may be exercised, during the lifetime of Employee, only by Employee.

3.  Effect of Termination of Employment
    -----------------------------------

(a) In the event that the Company or any of its subsidiaries terminates Employee's employment for any reason other than death, Employee shall have the right to exercise the option at any time within ninety days after such termination of employment to the extent of the full number of shares he was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

(b) Notwithstanding the provisions contained in Section 3(a) above, but subject to the other terms and conditions set forth herein, in the event that, within two years following a Change in Control, the Company or any of its subsidiaries terminates Employee's employment without "Cause" (as hereinafter defined) or Employee voluntarily terminates his employment for "Good Reason" (as hereinafter defined), Employee shall have the right to exercise the option in full at any time within three years after the later of the date of such termination of employment or the eleventh business day following the date of the Change in Control, subject to the condition that no option shall be exercisable after the expiration of the term of the option; provided, however, that such exercise period shall not be extended pursuant to this paragraph (b) if, within ten business days following the date of the Change in Control, a majority of the Continuing Directors, if any, who are members of the Stock Option Committee of the Company's

Board of Directors determines that this paragraph (b) shall not apply with respect to such Change in Control and that the Shares shall remain subject to the provisions contained in Section 3(a) above. For purposes of this paragraph
(b), the following terms shall have the definitions set forth below:

(i) "Cause" shall mean willful and continued failure by Employee to perform his duties or gross and willful misconduct including, but not limited to, wrongful appropriation of funds or the commission of a gross misdemeanor or felony.

(ii) "Good Reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of Employee's employment by the Company or any of its subsidiaries for Cause or by reason of disability (as defined in Section 22(e)(3) of the Code) or death:

(A) the assignment to Employee of employment responsibilities which are not of comparable responsibility and status as the employment responsibilities held by Employee immediately prior to a Change in Control;

(B) a reduction in Employee's base salary as in effect immediately prior to a Change in Control;

(C) an amendment or modification of the Company's incentive compensation program (except as may be required by applicable law) which affects the terms of administration of the program in a manner adverse to the interest of Employee as compared to the terms and administration of such program immediately prior to a Change in Control;

(D) the requirement by the Company or any of its subsidiaries that Employee be based anywhere other than within 50 miles of Employee's office location immediately prior to a Change in Control, except for requirements of temporary travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to a Change in Control; or

(E) except to the extent otherwise required by applicable law, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Employee is participating immediately prior to a Change in Control (or plans providing Employee with substantially similar benefits), the taking of any action by the Company which would adversely affect Employee's participation in, or materially reduce Employee's benefits under, any of such plans or deprive Employee of any material fringe benefit enjoyed by Employee immediately prior to a Change in Control, or the failure by the Company to provide Employee with the number of paid vacation days to which Employee is entitled immediately prior to a Change in Control in accordance with the Company's vacation policy as then in effect.

(c) If Employee shall die while in the employ of the Company or any of its subsidiaries or within one month after termination of employment, this option may be exercised at any time within twelve months after his death by the executors or administrators of Employee, or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the number of shares Employee was entitled to purchase under the option on the date of death, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

4.  Manner of Exercise
    ------------------

(a) The option can be exercised only by Employee or other proper party within the option period by delivering written notice (marked to the attention of the Treasurer) to the Company at its principal office which is now located at 2658 Patton Road, Roseville, Minnesota 55113.

The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

(b) Employee may, at Employee's election, pay the option price by check (bank check, certified check or personal check) or by any of the means set forth in
Section 7 (c) of the Plan.

5.  Adjustments
    -----------

If Employee exercises all or any portion of the option subsequent to any change in the number or character of the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend or otherwise), Employee shall then receive for the aggregate price paid by him on such exercise of the option, the number and type of securities or other consideration which he would have received if such option had been exercised prior to the event changing the number or character of outstanding shares.

6.  Income Tax Withholding
    ----------------------

In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income taxes required to be withheld on such exercise, in accordance with the rules established by the Company's Board of Directors, or (ii) delivering to the Company shares of Common Stock other than the shares issuable upon exercise of such options having a fair market value equal to such taxes, in accordance with the rules of the Board of Directors.

7.  Miscellaneous
    -------------

(a) This option is issued pursuant to the Plan and is subject to its terms. Employee hereby acknowledges receipt of a copy of the Plan. The Plan is also available for inspection during business hours at the principal office of the Company.

(b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to him upon exercise of this option.

(c) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


DIAMETRICS MEDICAL, INC.


BY ________________________________

     Its ______________________________



EMPLOYEE



___________________________________